SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

————

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 5, 2007

Reckson Associates Realty Corp.
and
Reckson Operating Partnership, L.P.
(Exact Name of Registrant as Specified in its Charter)

Reckson Associates Realty Corp. –		Reckson Associates Realty Corp. –
Maryland		11-3233650
Reckson Operating Partnership, L.P. –		Reckson Operating Partnership, L.P. –
Delaware	1-13762	11-3233647
(State or other jurisdiction of	(Commission File	(IRS Employer Identification
incorporation)	Number)	Number)

625 Reckson Plaza
Uniondale, New York 11556
(Address of principal executive offices)

516-506-6000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

     On January 5, 2007, a subsidiary of Reckson Associates Realty Corp. (“Reckson”) entered into Membership Interests Purchase Agreements with SL Green Realty Corp. (“SL Green”) and a subsidiary of SL Green (the “Purchase Agreements”). Pursuant to the Purchase Agreements, as part of a Section 1031 like-kind exchange, SL Green purchased a subsidiary of Reckson which owned Reckson’s interest in 1350 Avenue of the Americas (the “Property”), an office building in New York City, for cash and promissory notes. All costs associated with the Purchase Agreements and the transfer of the Property are the responsibility of SL Green. The Purchase Agreements provide that if the Reckson and SL Green merger agreement is terminated for any reason Reckson has the option to rescind the transfer of the subsidiary which owns the Property and reacquire such subsidiary for the price paid by SL Green less the net distributions received by SL Green from such subsidiary. If Reckson rescinds the transfer, any costs associated with the rescission will be the responsibility of SL Green.

     On January 9, 2007, the parties amended the Purchase Agreements to provide for consideration of $450 million.

     The agreements relating to the transaction are filed as Exhibits 10. 1, 10. 2, 10. 3 and 10.4 hereto and are hereby incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

     On January 5, 2007, Reckson completed the transfer of a subsidiary pursuant to the Purchase Agreements. Reckson and SL Green are parties to a previously announced merger agreement.

Item 8.01 Other Events.

     On January 11, 2007, Reckson and SL Green issued a press release announcing that they currently expect to close their previously announced merger on or about January 25, 2007. The closing of the merger remains subject to the terms and conditions of the previously announced merger agreement.

     The press release is filed as Exhibit 99.1 hereto and is hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit No. Description

10.1	75% Membership Interests Purchase Agreement, dated as of
January 5, 2007, by and among 1350 Mezzanine LLC, SL
Green Operating Partnership, L.P., and SL Green Realty Corp.
10.2	25% Membership Interests Purchase Agreement, dated as of
January 5, 2007, by and among 1350 Mezzanine LLC, SL
Green Operating Partnership, L.P., and SL Green Realty Corp.
10.3	First Amendment, dated as of January 9, 2007, to 25%
Membership Interests Purchase Agreement, dated as of January
5, 2007, by and among 1350 Mezzanine LLC, SL Green
Operating Partnership, L.P., and SL Green Realty Corp.
10.4	First Amendment, dated as of January 9, 2007, to 75%
Membership Interests Purchase Agreement, dated as of January
5, 2007, by and among 1350 Mezzanine LLC, SL Green
Operating Partnership, L.P., and SL Green Realty Corp.
99.1	Press release, dated January 11, 2007

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

RECKSON ASSOCIATES REALTY
CORP.

By: /s/ Michael Maturo
Name: Michael Maturo
Title: President, Chief Financial
Officer and Treasurer

RECKSON OPERATING
PARTNERSHIP, L.P.

By: Reckson Associates Realty Corp., its
General Partner

By: /s/ Michael Maturo
Name: Michael Maturo
Title: President, Chief Financial
Officer and Treasurer

Date: January 11, 2007

EXHIBIT INDEX

Exhibit	Description
Number

10.1	75% Membership Interests Purchase Agreement, dated as of
January 5, 2007, by and among 1350 Mezzanine LLC, SL
Green Operating Partnership, L.P., and SL Green Realty Corp.

10.2	25% Membership Interests Purchase Agreement, dated as of
January 5, 2007, by and among 1350 Mezzanine LLC, SL
Green Operating Partnership, L.P., and SL Green Realty Corp.

10.3	First Amendment, dated as of January 9, 2007, to 25%

Membership Interests Purchase Agreement, dated as of
January 5, 2007, by and among 1350 Mezzanine LLC, SL
Green Operating Partnership, L.P., and SL Green Realty Corp.

10.4	First Amendment, dated as of January 9, 2007, to 75%
Membership Interests Purchase Agreement, dated as of
January 5, 2007, by and among 1350 Mezzanine LLC, SL
Green Operating Partnership, L.P., and SL Green Realty Corp.

99.1	Press release, dated January 11, 2007